                                [COLONIAL LOGO]
                               -----------------
                                COLONIAL GLOBAL
                               NATURAL RESOURCES
                                      FUND
                               -----------------
                                 ANNUAL REPORT
                                OCTOBER 31, 1995

                     COLONIAL GLOBAL NATURAL RESOURCES FUND
                                   HIGHLIGHTS
                      NOVEMBER 1, 1994 - OCTOBER 31, 1995

INVESTMENT OBJECTIVE: Colonial Global Natural Resources Fund seeks preservation of capital, purchasing power and long-term growth.

THE FUND IS DESIGNED TO OFFER:
  -   Potential preservation of purchasing power and growth
  -   Diversification to help reduce risk
  -   Experienced professional management

PORTFOLIO MANAGER COMMENTARY: "Colonial Global Natural Resources Fund benefited from industry diversification during the Fund's most recent fiscal year. Although prices for gold stocks were down and energy stocks were relatively flat, forest products and chemicals contributed strong returns."

               COLONIAL GLOBAL NATURAL RESOURCES FUND PERFORMANCE

                                                 CLASS A           CLASS B
Inception date                                    6/8/92            6/8/92

Distributions declared per share                  $0.336            $0.250

Total returns, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)  --
12 months                                         (2.88)%           (3.56)%

Net asset value  per share at 10/31/95           $12.43            $12.38


TOP FIVE HOLDINGS*                         TOP FIVE COUNTRIES*
(as of 10/31/95)                           (as of 10/31/95)
1. Exxon Corp.                             1. United States..........     57.3%
2. Triton Energy Corp.                     2. Canada.................     15.3%
3. Indresco, Inc.                          3. Australia..............      9.7%
4. Burlington Northern Santa Fe            4. United Kingdom.........      5.8%
5. Occidental Petroleum Corp.              5. Spain..................      2.4%


* There can be no guarantee the Fund will continue to invest in these companies or countries in the future. The percentage breakdown by country is based on total investments.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS


                                    [PHOTO]
                              John A. McNeice, Jr.

                                   President

During the 12 months ended October 31, 1995, global resource markets generally provided attractive returns for investors. This reflected moderate economic growth and low inflation in the world's major economies, including the United States and many European countries.

In terms of performance, large capitalization "blue chip" stocks in the United States set the pace for the rest of the equity market. Small capitalization and foreign stocks also did well. While the returns from some resource stocks were positive, as a group this class was not among the market leaders. In fact, prices for gold and other precious metal stocks declined. This reflects their traditional role as inflation hedges. With inflation under control in most countries, there was not much interest in these stocks.

Susan Cordes, Portfolio Manager of Colonial Global Natural Resources Fund, and Nick Ghajar, the Fund's research analyst, believe that economic growth and inflation will remain moderate in the months ahead. While this will not have a negative impact on the returns provided by resource stocks, we anticipate that performance will remain relatively stable until investors once again become concerned about inflation. However, it is important to remember that over the long term, your Fund's portfolio of global resource stocks should provide attractive returns. In the following report, Susan comments on the Fund's management strategy and on key issues affecting natural resource stocks worldwide.

Respectfully,

/s/ JOHN A. MCNEICE, JR

John A. McNeice, Jr.

President

December 11, 1995

                          PORTFOLIO MANAGEMENT REPORT

SUSAN CORDES is Portfolio Manager of Colonial Global Natural Resources Fund. She is a Vice President of Colonial Management Associates, Inc., and is Co-manager of Colonial Global Equity Fund. NICOLAS GHAJAR is a research analyst for Colonial Global Natural Resources Fund.

INVESTMENT STRATEGY -- SECTOR INTENSIVE, ISSUE DIVERSIFIED: The Fund's investments are diversified over a variety of natural resources companies. The Fund also diversifies investments geographically -- there are currently stocks from 14 countries represented in the portfolio. While diversification is our focus, we do have the flexibility to adjust the portfolio as conditions in individual industries change. During the period, we increased our holdings in forest products, to take advantage of favorable conditions, and reduced investments in base metals.

U.S., EUROPEAN ECONOMIES FAVORABLE: The U.S. economy was stronger during the third quarter of 1995 than it was in either of the prior two quarters -- industrial production increased at an annual rate of 5.7%. However, we believe interest rates will continue to decline and inflation will remain under control. Although the economic recovery in the U.S. has led the turnaround in Europe, rates in many European countries have begun moving lower, although more slowly than we would like. Nevertheless, there has been a marked improvement in Europe's equity markets.

RESOURCE STOCKS TRAIL BROAD MARKET:   Economic conditions favored most sectors
of the stock market, including finance and technology. However, unlike most equity investments, resource stocks, which are considered to be good inflation hedges, have historically provided their strongest returns during periods of high inflation. Since inflation was not a major concern for investors during the period, these stocks were not participants in the rally.

GOLD prices ranged from approximately $375 to $400 per ounce during the fiscal year. This reflected two offsetting trends in the gold market -- a surge in demand as prices neared periodic lows, followed by selloffs by central banks as prices peaked. ENERGY prices were relatively flat, despite strong demand for oil, OPEC's declining output, and continued economic sanctions against Iraq.
By the end of the period, crude oil prices had dipped below $18 per barrel. Further, a warmer than average winter kept NATURAL GAS prices low. BASE METALS experienced periodic price increases, but overall, prices declined.

Strong returns from some FOREST PRODUCTS and CHEMICAL investments partially offset the impact of lackluster performance in other areas. Paper prices recovered from a 20 year low, driven by the demand for linerboard from third world markets, and a surge in housing starts, which was reflected in higher lumber prices. Chemical companies benefited from an increase in demand and reduced operating expenses.

LOOKING AHEAD: As the emerging economies of the Pacific Rim and Asia continue to expand, those countries may have a greater need for natural resources. Increased demand should help to mitigate the dampening effect of low inflation.


        COLONIAL GLOBAL NATURAL RESOURCES FUND'S INVESTMENT PERFORMANCE
                      VS. THE STANDARD & POOR'S 500 INDEX
                  Change in Value of $10,000 from 6/92 - 10/95


                    Based on NAV and MOP for Class A Shares

-------------------------------------------------------
CGNRF class A        MOP          NAV            S&P
-------------------------------------------------------
6/92                  9425         10000          10000
7/92                  9678         10268          10408
8/92                  9462         10040          10196
9/92                  9434         10010          10316
10/92                 9125          9682          10351
11/92                 8751          9285          10703
12/92                 8889          9432          10835
1/93                  8880          9422          10926
2/93                  9286          9852          11074
3/93                  9909         10513          11308
4/93                 10409         11044          11034
5/93                 11013         11685          11329
6/93                 10957         11626          11362
7/93                 11431         12128          11316
8/93                 11516         12219          11745
9/93                 11043         11716          11655
10/93                11516         12219          11896
11/93                11213         11897          11783
12/93                11891         12616          11925
1/94                 12543         13308          12331
2/94                 12130         12871          11996
3/94                 11852         12575          11473
4/94                 11920         12647          11620
5/94                 12198         12942          11811
6/94                 11971         12701          11521
7/94                 12308         13059          11900
8/94                 12655         13427          12386
9/94                 12645         13417          12084
10/94                12684         13458          12355
11/94                11682         12394          11905
12/94                11781         12499          12081
1/95                 11168         11850          12394
2/95                 11534         12238          12876
3/95                 11998         12730          13256
4/95                 12393         13149          13646
5/95                 12581         13348          14190
6/95                 12676         13449          14520
7/95                 13181         13985          15002
8/95                 13052         13848          15039
9/95                 12923         13712          15674
10/95                12319         13070          15617


                Based on NAV and Maximum CDSC for Class B Shares

----------------------------------------------------
CGNRF class B      CDSC         NAV          S&P
----------------------------------------------------
6/92                 10000        10000        10000
7/92                 10268        10268        10408
8/92                 10030        10030        10196
9/92                 10000        10000        10316
10/92                 9662         9662        10351
11/92                 9254         9254        10703
12/92                 9398         9398        10835
1/93                  9378         9378        10926
2/93                  9807         9807        11074
3/93                 10465        10465        11308
4/93                 10974        10974        11034
5/93                 11602        11602        11329
6/93                 11548        11548        11362
7/93                 12037        12037        11316
8/93                 12117        12117        11745
9/93                 11618        11618        11655
10/93                12107        12107        11896
11/93                11777        11777        11783
12/93                12479        12479        11925
1/94                 13164        13164        12331
2/94                 12721        12721        11996
3/94                 12418        12418        11473
4/94                 12479        12479        11620
5/94                 12771        12771        11811
6/94                 12513        12513        11521
7/94                 12856        12856        11900
8/94                 13220        13220        12386
9/94                 13210        13210        12084
10/94                13230        13230        12355
11/94                12180        12180        11905
12/94                12274        12274        12081
1/95                 11625        11625        12394
2/95                 12006        12006        12876
3/95                 12480        12480        13256
4/95                 12882        12882        13646
5/95                 13067        13067        14190
6/95                 13160        13160        14520
7/95                 13675        13675        15002
8/95                 13531        13531        15039
9/95                 13397        13397        15674
10/95                12458        12758        15617

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of the U.S. stock market.


                          AVERAGE ANNUAL TOTAL RETURN
                    As of 9/30/95 (Most Recent Quarter End)

-------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
INCEPTION                       6/8/92                        6/8/92
                          NAV            MOP            NAV           W/CDSC
-------------------------------------------------------------------------------
1 year                   2.20%         (3.68)%          1.42%        (3.55)%
-------------------------------------------------------------------------------
Since inception         10.22%          8.27%           9.42%         8.68%
-------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 5.75%. The CDSC returns reflect charges of: one year, 5.00%; since inception, 3.00%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                        OCTOBER 31, 1995 (IN THOUSANDS)

COMMON STOCKS - 94.4%                     COUNTRY          SHARES       VALUE
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.7%
 REAL ESTATE - 0.7%
 DBS Land Ltd.                               Si              121       $  358
                                                                       ------

-----------------------------------------------------------------------------
MANUFACTURING - 51.8%
 CHEMICALS - 7.5%
 Dow Chemical Co.                                             11          748
 E.I. DuPont De Nemours & Co., Inc.                           10          642
 Norsk Hydro AS                              No               15          613
 OM Group, Inc.                                               20          566
 PPG Industries, Inc.                                          7          306
 Smith International, Inc.                                    25          394
 Sterling Chemicals, Inc.  (a)                                25          200
 Wellman, Inc.                                                19          446
                                                                       ------
                                                                        3,915
                                                                       ------
 LUMBER & WOOD PRODUCTS - 4.3%
 Georgia Pacific Corp.                                         7          561
 Pacific Forest Products Ltd. (a)            Ca               32          340
 Quno Corp. (a)                              Ca               14          285
 West Fraser Timber Co. Ltd.                 Ca               17          379
 Weyerhaeuser Co.                                             15          671
                                                                       ------
                                                                        2,236
                                                                       ------
 MACHINERY & COMPUTER EQUIPMENT - 2.4%
 KM Europa Metal AG  (a)                      G                3          248
 NN Ball and Roller, Inc.                                     27          558
 Varco International, Inc. (a)                                50          458
                                                                       ------
                                                                        1,264
                                                                       ------
 PAPER & PAPER MILLS - 7.8%
 ACX Technologies, Inc. (a)                                   16          245
 Abitibi Price, Inc.                         Ca                9          152
 Asia Pacific Resources International
   Holdings Ltd. (a)                         Id               31          227
 Bowater, Inc.                                                 9          407
 Carter Holt Harvey                          NZ              191          456
 Champion International Corp.                                  9          498
 Emin Leydier                                Fr                2          184
 Enso-Gutzeit Oy                             Fr               62          482
 International Paper Co.                                       8          311
 Longview Fibre Co.                                           32          458
 Mead Corp.                                                    4          248
 Republic Gypsum Co.                                          23          264
 Willamette Industries, Inc.                                   3          156
                                                                       ------
                                                                        4,088
                                                                       ------

                     Investment Portfolio/October 31, 1995
-----------------------------------------------------------------------------

 PETROLEUM REFINING - 14.5%
 Amoco Corp.                                                   8       $  511
 Atlantic Richfield Co.                                        4          443
 British Petroleum Co. PLC ADR                  UK             8          669
 Burmah Castrol PLC                             UK            22          348
 Diamond Shamrock, Inc.                                       18          463
 Exxon Corp.                                                  15        1,146
 Imperial Oil Ltd.                              Ca            14          507
 Lyondell Petrochemical Co.                                    5          115
 Mobil Corp.                                                   7          695
 OMV Handels AG                                 Au             6          481
 Phillips Petroleum Co.                                       17          555
 Repsol SA  ADS                                 Sp            19          554
 Royal Dutch Petroleum Co.                      Ne             5          553
 Shell Transport & Trading Co. PLC              UK            44          511
                                                                       ------
                                                                        7,551
                                                                       ------
 PRIMARY METAL - 9.6%
 AK Steel Holdings Corp.                                      13          412
 Acerinox SA                                    Sp             6          621
 Alcan Aluminum Ltd.                            Ca            22          696
 Aluminum Company of America                                  14          693
 Asarco, Inc.                                                 14          455
 Brush Wellman, Inc.                                          18          300
 Cominco Ltd.  (a)                              Ca            25          485
 J&L Specialty Steel, Inc.                                    23          375
 Magma Copper Co., Class B                                    30          504
 Quanex Corp.                                                 12          233
 Reynolds Metals Co.                                           5          247
                                                                       ------
                                                                        5,021
                                                                       ------
 PRIMARY SMELTING - 1.4%
 Capral Aluminum Ltd. (a)                       Au            71          161
 RTZ Corp., ADR                                 UK            10          576
                                                                       ------
                                                                          737
                                                                       ------
 RUBBER & PLASTIC - 1.3%
 AEP Industries, Inc.                                         14          313
 Goodyear Tire & Rubber Co.                                    9          349
                                                                       ------
                                                                          662
                                                                       ------
 STONE, CLAY, GLASS & CONCRETE - 3.0%
 Global Industrial Technologies, Inc.  (a)                    51          867
 Holderbank Financiere Glarus-BR                Sz             1          401
 Medusa Corp.                                                 13          320
                                                                       ------
                                                                        1,588
                                                                       ------

-----------------------------------------------------------------------------
MINING & ENERGY - 36.1%
 CRUDE PETROLEUM & NATURAL GAS - 6.6%
 Anadarko Petroleum Corp.                                     13          560
 Apache Corp.                                                 11          283
 Occidental Petroleum Corp.                                   35          755
 Ranger Oil Ltd.                                Ca            52          299

                         Investment Portfolio/October 31, 1995
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMMON STOCKS - cont.                     COUNTRY          SHARES       VALUE
-----------------------------------------------------------------------------
MINING & ENERGY - CONT.
 CRUDE PETROLEUM & NATURAL GAS - CONT.
 Saga Petroleum A.S.                         No               44       $  546
 Triton Energy Corp.  (a)                                     22        1,030
                                                                       ------
                                                                        3,473
                                                                       ------
 GOLD & SILVER MINING - 6.8%
 Agnico-Eagle Mines, Ltd.                    Ca               25          276
 American Barrick Resources Corp.            Ca               23          529
 Ashanti Goldfields Company Ltd. GDS (c)     Gh               10          174
 Gold Mines of Kalgoorlie Ltd.               Au              652          520
 Newmont Mining Corp.                                         16          598
 Placer Dome, Inc.                           Ca               26          575
 Sons of Gwalia Ltd.                         Au              126          625
 TVX Gold, Inc.                              Ca               39          255
                                                                       ------
                                                                        3,552
                                                                       ------
 METAL MINING - 9.2%
 Acacia Resources Ltd.  (a)                  Au              130          212
 Battle Mountain Gold Co.                                     52          396
 Cyprus Amax Minerals Co.                                     24          630
 Freeport-McMoRan Copper & Gold, Inc.                         27          606
 Goldfields Ltd.  (a)                        Au              123          304
 Kinross Gold Corp.  (a)                     Ca               66          488
 Mount Edon Gold Mines                       Au              156          372
 Newcrest Mining Ltd.                        Au              114          469
 Noranda, Inc.                               Ca               30          592
 Santa Fe Pacific Gold Corp.                                  52          512
 Western Mining Corporation Holdings
  Ltd.                                       Au               34          215
                                                                       ------
                                                                        4,796
                                                                       ------
 MISCELLANEOUS METAL ORES - 0.7%
 Pasminco Ltd.                               Au              309          340
                                                                       ------

 NONMETALLIC, EXCEPT FUELS - 1.8%
 De Beers Construction Mines  (a)                             16          437
 Vulcan Materials Co.                                          9          512
                                                                       ------
                                                                          949
                                                                       ------
 OIL & GAS EXTRACTION - 10.4%
 Alberta Energy Co. Ltd.                     Ca               31          480
 Canadian Natural Resources Ltd. (a)         Ca               23          273
 Elan Energy, Inc. (a)                       Ca               20          177
 Energy Service Co., Inc.  (a)                                16          270
 Global Marine, Inc. (a)                                      73          473
 Lasmo PLC  ADR                              UK               53          378
 Oryx Energy Co.                                              46          532
 Petro Canada                                Ca               48          512
 Pioneer International Ltd.                  Au              192          469

                     Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

   Santos Ltd.                                          Au        234    $   630
   Sonat Offshore Drilling Co., Inc.                               18        562
   Talisman Energy, Inc.  (a)                           Ca         15        263
   Union Texas Petroleum Holdings, Inc.                            23        421
                                                                         -------
                                                                           5,440
                                                                         -------
   OIL & GAS FIELD SERVICES - 0.6%
   Schlumberger Ltd.                                                5        293
                                                                         -------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 5.8%
   ELECTRIC, GAS & SANITARY SERVICES - 0.7%
   Welsh Water                                          UK         27        325
   Welsh Water PLC                                      UK         30         49
                                                                         -------
                                                                             374
                                                                         -------
   ELECTRIC SERVICES - 0.8%
   EVN Energie-Versorgung
    Niederoesterreich AG                                Aus         4        431
                                                                         -------
   GAS SERVICES - 2.7%
   Aquila Gas Pipeline Corp.                                       30        330
   Eastern Enterprises                                              2         48
   MCN Corp.                                                        4         85
   New Jersey Resources Corp.                                      10        260
   Panhandle Eastern Corp.                                         27        676
                                                                         -------
                                                                           1,399
                                                                         -------
   RAILROAD - 1.6%
   Burlington Northern, Inc.                                       10        828
                                                                         -------

TOTAL COMMON STOCKS (cost of $45,155)                                     49,295
                                                                         -------
WARRANTS (a)
--------------------------------------------------------------------------------
MANUFACTURING - 0.0%
   STONE, CLAY, GLASS & CONCRETE - 0.0%
   Holderbank Financiere Glarus (cost of $3)            Sz          3          3
                                                                         -------

TOTAL INVESTMENTS - (cost of $45,158) (b)                                 49,298
                                                                         -------

SHORT TERM OBLIGATIONS - 3.5%                                    PAR
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust
Securities Corp., dated 10/31/95, due 11/01/95
at 5.875%, collateralized by U.S. Treasury notes
with various maturities to 1997, market value $1,886
(repurchase proceeds $1,847)                                   $1,847      1,847
                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 2.1%                                     1,083
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                        $52,228
                                                                         -------

                     Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income taxes is the same.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of this security amounted to $174 or 0.33% of net assets.

Summary of Securities by Country        Country         Value         % of Total
--------------------------------------------------------------------------------
United States                                          $28,230           57.3
Canada                                    Ca             7,563           15.3
Australia                                 Au             4,798            9.7
United Kingdom                            UK             2,856            5.8
Spain                                     Sp             1,175            2.4
Norway                                    No             1,159            2.4
France                                    Fr               666            1.4
Netherlands                               Ne               553            1.1
New Zealand                               NZ               456            0.9
Austria                                   Aus              431            0.9
Switzerland                               Sz               404            0.8
Singapore                                 Si               358            0.7
Germany                                   G                248            0.5
Indonesia                                 Id               227            0.4
Ghana                                     Gh               174            0.4
                                                       -------          -----
                                                       $49,298          100.0
                                                       -------          -----

 ACRONYM                                               NAME
 -------                                    ---------------------------
   ADR                                      American Depository Receipt
   ADS                                      American Depository Shares
   GDS                                      Global Depository Shares

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.



See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                                OCTOBER 31, 1995

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $45,158)                                      $49,298
Short-term obligations                                                     1,847
                                                                         -------
                                                                          51,145
Cash held in foreign banks (cost $1,519)                 $1,527
Receivable for:
  Investments sold                                          228
  Dividends                                                  76
  Fund shares sold                                           74
  Foreign tax reclaims                                        6
Deferred organization expenses                               23
Other                                                         7            1,941
                                                         ------          -------
    Total Assets                                                          53,086

LIABILITIES
Payable for:
  Investments purchased                                     490
  Fund shares repurchased                                   349
Accrued:
  Deferred Trustees fees                                      1
Other                                                        18
                                                         ------
    Total Liabilities                                                        858
                                                                         -------

NET ASSETS                                                               $52,228
                                                                         -------

Net asset value & redemption price per share -
Class A ($31,297/2,518)                                                   $12.43
                                                                         -------
Maximum offering price per share - Class A
($12.43/0.9425)                                                           $13.19 (a)
                                                                         -------
Net asset value & offering price per share -
Class B ($20,931/1,691)                                                   $12.38 (b)
                                                                         -------

COMPOSITION OF NET ASSETS
Capital paid in                                                          $44,982
Undistributed net investment income                                           73
Accumulated net realized gain                                              3,027
Net unrealized appreciation on:
  Investments                                                              4,140
  Foreign currency transactions                                                6
                                                                         -------
                                                                         $52,228
                                                                         -------

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                                $ 1,181
Interest                                                                     213
                                                                         -------
      Total investment income (net of nonrebatable
      foreign taxes withheld at source which
      amounted to $40)                                                     1,394

EXPENSES
Management fee                                                $   421
Service fee                                                       140
Distribution fee - Class B                                        169
Transfer agent                                                    188
Bookkeeping fee                                                    29
Trustees fee                                                       11
Custodian fee                                                      33
Audit fee                                                          38
Legal fee                                                           6
Registration fee                                                   28
Reports to shareholders                                             7
Amortization of deferred
  organization expenses                                            14
Other                                                              17      1,101
                                                              -------    -------
       Net Investment Income                                                 293
                                                                         -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITION
Net realized gain (loss) on:
 Investments                                                    2,583
 Foreign currency transactions                                     (5)
                                                              -------
      Net Realized Gain                                                    2,578
Net unrealized appreciation (depreciation) during
   the period on:
 Investments                                                   (4,710)
 Forward currency transactions                                      6
                                                              -------
     Net Unrealized Depreciation                                          (4,704)
                                                                         -------
       Net Loss                                                           (2,126)
                                                                         -------
Net Decrease in Net Assets from Operations                               $(1,833)
                                                                         -------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                             Year ended October 31
                                                           ---------------------
INCREASE (DECREASE) IN NET ASSETS                              1995       1994
Operations:
Net investment income                                       $    293   $    321
Net realized gain                                              2,578      1,152
Net unrealized appreciation (depreciation)                    (4,704)     2,748
                                                            --------   --------
    Net Increase (Decrease) from Operations                   (1,833)     4,221
Distributions:
From net investment income - Class A                            (289)      (308)
From net realized gains - Class A                               (642)      (256)
From net investment income - Class B                             (38)       (34)
From net realized gains - Class B                               (424)       (63)
                                                            --------   --------
                                                              (3,226)     3,560
                                                            --------   --------
Fund Share Transactions:
Receipts for shares sold - Class A                             5,815     16,099
Value of distributions reinvested - Class A                      807        491
Cost of shares repurchased - Class A                         (10,146)   (13,429)
                                                            --------   --------
                                                              (3,524)     3,161
                                                            --------   --------
Receipts for shares sold - Class B                             7,844     18,207
Value of distributions reinvested - Class B                      413         91
Cost of shares repurchased - Class B                          (8,567)    (4,008)
                                                            --------   --------
                                                                (310)    14,290
                                                            --------   --------
    Net Increase (Decrease) from Fund Share
      Transactions                                            (3,834)    17,451
                                                            --------   --------
        Total Increase (Decrease)                             (7,060)    21,011
NET ASSETS
Beginning of period                                           59,288     38,277
                                                            --------   --------
End of period (including undistributed net investment
  income of $73 and $56, respectively)                      $ 52,228   $ 59,288
                                                            --------   --------

NUMBER OF FUND SHARES
Sold - Class A                                                   463      1,268
Issued for distributions reinvested - Class A                     73         40
Repurchased - Class A                                           (816)    (1,066)
                                                            --------   --------
                                                                (280)       242
                                                            --------   --------
Sold - Class B                                                   635      1,431
Issued for distributions reinvested - Class B                     35          7
Repurchased - Class B                                           (692)      (317)
                                                            --------   --------
                                                                 (22)     1,121
                                                            --------   --------


See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Global Natural Resources Fund (formerly Colonial Natural Resources Fund), (the Fund), a series of Colonial Trust III, is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $71,295 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the in-vestment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $79,048 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $125,348 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $34,072,177 and $37,490,683, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of invest- ments for federal income tax purposes was:

    Gross unrealized appreciation                              $ 6,481,481
    Gross unrealized depreciation                               (2,341,765)
                                                               -----------
        Net unrealized appreciation                            $ 4,139,716
                                                               ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                            FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                         Year ended October 31
                                              -----------------------------------------
                                                      1995                   1994
                                              Class A     Class B     Class A   Class B
                                              -------     -------     -------   -------
Net asset value -
   Beginning of period                        $13.160     $13.110     $12.160   $12.130
                                              -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.102       0.009       0.114     0.019
Net realized and
unrealized gain (loss)                         (0.496)     (0.489)      1.104     1.097
                                              -------     -------     -------   -------
   Total from Investment
      Operations                               (0.394)     (0.480)      1.218     1.116
                                              -------     -------     -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                              (0.106)     (0.020)     (0.118)   (0.036)
From net
realized gains                                 (0.230)     (0.230)     (0.100)   (0.100)
                                              -------     -------     -------   -------
  Total Distributions
   Declared to Shareholders                    (0.336)     (0.250)     (0.218)   (0.136)
                                              -------     -------     -------   -------
Net asset value -
   End of period                              $12.430     $12.380     $13.160   $13.110
                                              =======     =======     =======   =======
Total return (c)                              (2.88)%     (3.56)%      10.14%    9.28%
                                              =======     =======     =======   =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.66%(d)    2.41%(d)    1.70%     2.45%
Net investment income                           0.82%(d)    0.07%(d)    0.90%     0.15%
Portfolio turnover                                65%         65%         15%       15%
Net assets at end
of period (000)                               $31,297     $20,931     $36,830   $22,458

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on June 8, 1992.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and direct brokerage arrangements, if any, had no impact on the Fund's gross expense ratio.
(e) Not annualized.
(f) Annualized.

     Year ended         Period ended
     October 31          October 31
------------------  -------------------
       1993               1992 (b)
Class A   Class B   Class A     Class B
-------   --------  -------     -------

$ 9.750   $ 9.720   $10.000     $10.000
-------   --------  -------     -------

  0.099     0.018     0.042       0.012

  2.429     2.431    (0.292)     (0.292)
-------   -------   -------     -------

  2.528     2.449    (0.250)     (0.280)
-------   -------   -------     -------


 (0.118)   (0.039)       --          --

     --        --        --          --
-------   -------   -------     -------

 (0.118)   (0.039)       --          --
-------   -------   -------     -------

$12.160   $12.130   $ 9.750     $ 9.720
=======   =======   =======     =======
 26.20%    25.30%   (2.50)%(e)  (2.80)%(e)
=======   =======   =======     =======


  1.88%     2.63%     2.45%(f)    3.20%(f)
  0.92%     0.17%     1.07%(f)    0.32%(f)
    14%       14%       89%(f)      89%(f)

$31,098   $ 7,179   $27,790     $ 4,444


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

  T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
    COLONIAL GLOBAL NATURAL RESOURCES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Natural Resources Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information.............press 1

For account information...............................................press 2

To speak to a Colonial representative.................................press 3

For yield and total return information................................press 4

For duplicate statements or new supply of checks......................press 5

To order duplicate tax forms and year-end statements..................press 6
(February through May)

To review your options at any time during your call...................press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828
To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

[COLONIAL LOGO]

COLONIAL
MUTUAL FUNDS
Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

                   COLONIAL INVESTMENT SERVICES, INC. (C)1995
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            NR-02/418B-1095 (12/95)